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                                                                   EXHIBIT 10.15


                                    SUBLEASE


        THIS SUBLEASE (this "Sublease") is dated for reference purposes as of June 15, 2000, and is made by and between Bitlocker, Inc., a California corporation ("Sublandlord"), and Transmeta Corporation, a California corporation ("Subtenant"). Sublandlord and Subtenant hereby agree as follows:

        1. RECITALS: This Sublease is made with reference to the fact that John Arrillaga, Trustee, and Richard T. Peery, Trustee, as landlord ("Master Landlord"), and Sublandlord, as tenant, are parties to that certain Lease dated April 4, 2000 (the " Master Lease"), with respect to those certain premises (the "Master Premises"), in that certain building (the "Building") located at 3930 Freedom Circle, Santa Clara, California, as set forth in the Master Lease. A copy of the Master Lease is attached hereto as Exhibit A. Capitalized terms used and not defined herein shall have the meaning ascribed to them in the Master Lease.

        2. SUBLEASED PREMISES: Subject to the terms and conditions of this Sublease, Sublandlord hereby subleases to Subtenant, and Subtenant hereby subleases from Sublandlord, a portion of the Master Premises, conclusively agreed to be 11,250 rentable square feet as more particularly described on Exhibit B attached hereto and incorporated herein by reference (hereinafter, the "Subleased Premises"). Subtenant shall have its pro rata share of the parking rights set forth at Paragraph 6 of the Master Lease [?].

        3.     TERM:

               A. TERM. The term (the "Term") of this Sublease shall be for the period commencing on the date (the "Commencement Date") that is the later of
(i) July 1, 2000 (the "Scheduled Commencement Date"), (ii) the date by which Master Landlord consents to this Sublease, and (iii) the date possession of the Subleased Premises is tendered to Subtenant by Sublandlord and ending 365 days after the Commencement Date, unless this Sublease is sooner terminated pursuant to its terms or the Master Lease is sooner terminated pursuant to its terms (the "Expiration Date"). If for any reason Sublandlord does not take possession of the Premises on or before the Scheduled Commencement Date, Sublandlord will not be subject to any liability for this failure, but the Termination Date will be extended by the delay, and the validity of this Sublease will not be impaired. Rent will be abated until tender of possession. However, if Sublandlord has not tendered possession to Subtenant within ninety (90) days after the Scheduled Commencement Date, at any time after that date and before Sublandlord takes possession, Subtenant may give written notice to Sublandlord of Subtenant's intention to cancel this Sublease. The notice will set forth an effective date for the cancellation, which will be at least ten (10) days after delivery of notice to Sublandlord. If Sublandlord takes possession of the Premises on or before this effective date, this Sublease will remain in full force. If Sublandlord fails to take possession on or before such effective date, this Sublease will be canceled. Upon cancellation, all consideration previously paid by Subtenant to Sublandlord on account of this Sublease will be returned to Subtenant, this Sublease will have no further force or effect, and

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Sublandlord will have no further liability to Subtenant because of such delay or cancellation. If Sublandlord permits Subtenant to take possession prior to the Scheduled Commencement Date, the early possession will not advance the Termination Date and will be subject to the provisions of this Sublease, including, without limitation, the payment of Rent.

               B. OPTION TO EXTEND. Subtenant shall have no options or rights to extend the Term of this Sublease or expand the Subleased Premises.

        4.     RENT:

               A. BASE RENT. Commencing on the Commencement Date and continuing each month throughout the Term of this Sublease, Subtenant shall pay to Sublandlord as base rent for the Subleased Premises equal monthly installments of Fifty Thousand Seven Hundred Thirty Two Dollars and 00/100 ($56,250)("Base Rent"). Base Rent shall be paid in advance on or before the first (1st) day of each month. Rent for any period during the Term hereof which is for less than one (1) month of the Term shall be a pro rata portion of the monthly installment based on a thirty (30) day month. Rent shall be payable without notice or demand and without any deduction, offset, or abatement, in lawful money of the United States of America. Rent shall be paid directly to Sublandlord at __________________________, Attention: _______________, or such other address as may be designated in writing by Sublandlord.

               B. SERVER ROOM; SYSTEM FURNITURE; POWER DISTRIBUTION; VOICE/DATA Cabling. Subtenant shall pay Sublandlord $125,000.00 upon execution of this Sublease ("Services Rent") as in consideration of Subtenant's use of the server room on a primary basis for the Sublease Term, and use of the power distribution, voice/data cabling and system furniture (exclusive of chairs that Subtenant will provide) [Identify on Exhibit?]. At the end of the Term, the system furniture shall be returned in the same condition as when received by Subtenant, excluding ordinary wear and tear.

               C. ADDITIONAL RENT. All monies other than Base Rent and Services Rent required to be paid by Subtenant under this Sublease shall be deemed additional rent ("Additional Rent"). Additional Rent shall be paid within ten (10) business days after Subtenant receives a reasonably detailed written statement from Sublandlord with respect to the item of Additional Rent in question. Base Rent and Additional Rent are hereinafter collectively referred to as "Rent".

               D. PREPAYMENT OF RENT. Upon execution hereof by Subtenant, Subtenant shall pay to Sublandlord in advance Base Rent for the month of July, 2000.

        5. SECURITY DEPOSIT: Upon execution hereof, Subtenant shall deposit with Sublandlord the sum of One Hundred Twenty Five Thousand Dollars and 00/100 ($125,000.00) (the "Security Deposit"), in cash, as security for the performance by Subtenant of the terms and conditions of this Sublease. If Subtenant fails to pay Rent or other charges due under this Sublease or otherwise defaults with respect to any provision of this Sublease, then Sublandlord may draw upon, use, apply or retain all or any portion of the Security Deposit for the payment of any Rent or other charge in default, for the payment of any other sum which Sublandlord has

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become obligated to pay by reason of Subtenant's default, or to compensate
Sublandlord for any loss or damage which Sublandlord has suffered thereby. If Sublandlord so uses or applies all or any portion of the Security Deposit, then Subtenant, within ten (10) days after demand by Sublandlord therefor, shall deposit cash with Sublandlord in the amount required to restore the Security Deposit to the full amount stated above. Sublandlord may commingle the Security Deposit with its own funds and Subtenant shall not be entitled to interest on the Security Deposit. Upon the expiration of this Sublease and Subtenant's vacation of the Subleased Premises, Sublandlord shall return to Subtenant so much of the Security Deposit as has not been applied by Sublandlord pursuant to this Paragraph, or which is not otherwise required to cure Subtenant's defaults.

        6. HOLDOVER: Subtenant acknowledges that it is critical that Subtenant surrender the Subleased Premises on or before the Expiration Date in accordance with the terms of this Sublease. Accordingly, Subtenant shall indemnify, defend and hold harmless Sublandlord from and against all losses, costs, claims, liabilities and damages resulting from Subtenant's failure to surrender the Subleased Premises on the Expiration Date in the condition required under the terms of this Sublease (including, without limitation, any liability or damages sustained by Sublandlord as a result of a holdover of the Master Premises by Sublandlord occasioned by the holdover of the Subleased Premises by Subtenant). In addition, Subtenant shall pay Sublandlord holdover rent equal to one hundred fifty percent (150%) of Base Rent plus any Additional Rent payable hereunder for any period from the Expiration Date through the date Subtenant surrenders the Premises in the condition required hereunder.

        7. REPAIRS: The parties acknowledge and agree that Subtenant is subleasing the Subleased Premises on an "AS IS" basis, and that Sublandlord has made no representations or warranties, express or implied, whatsoever, with respect to the Subleased Premises, including, without limitation, any representation or warranty as to the suitability of the Subleased Premises for Subtenant's intended use. Sublandlord shall have no obligation whatsoever to make or pay the cost of any alterations, improvements or repairs to the Subleased Premises, including, without limitation, any improvement or repair required to comply with any law, regulation, building code or ordinance (including the Americans with Disabilities Act of 1990, as may be amended). In addition, Sublandlord shall have no obligation to perform any repairs or any other obligation of Master Landlord required to be performed by Master Landlord under the terms of the Master Lease and Subtenant shall look solely to Master Landlord for performance of said obligations. Sublandlord shall, however, request performance of the same in writing from Master Landlord promptly after being requested to do so by Subtenant, and shall use Sublandlord's reasonable efforts (not including the payment of money, the incurring of any liabilities, or the institution of legal proceedings) to obtain Master Landlord's performance. Subtenant expressly waives the provisions of Section 1932, subsection 1, and Sections 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Sublandlord as provided in Section 1942 of said Civil Code.

        8. RIGHT TO CURE DEFAULTS: If Subtenant fails to pay any sum of money to Sublandlord, or fails to perform any other act on its part to be performed hereunder, then Sublandlord may, but shall not be obligated to, make such payment or perform such act. All such sums paid, and all reasonable costs and expenses of performing any such act, shall be

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deemed Additional Rent payable by Subtenant to Sublandlord upon demand, together with interest thereon at the lesser of (i) eighteen percent (18%) per annum or
(ii) the maximum rate allowable under law (the "Interest Rate") from the date of the expenditure until repaid.

        9. INDEMNITY: Except to the extent caused by the gross negligence or willful misconduct of Sublandlord, its agents, employees or contractors, Subtenant shall indemnify, defend with counsel reasonably acceptable to Sublandlord, protect and hold harmless Sublandlord and its agents, employees, directors, shareholders, contractors and representatives from and against any and all losses, claims, liabilities, judgments, causes of action, damages, costs and expenses (including, without limitation, reasonable attorneys' and experts' fees), caused by or arising in connection with: (i) the use, occupancy, operation or condition of the Subleased Premises; (ii) the negligence or willful misconduct of Subtenant or its agents, employees, contractors or invitees; and
(iii) a breach of Subtenant's obligations under this Sublease or the provisions of the Master Lease assumed by Subtenant hereunder. Subtenant's covenants under this Paragraph shall survive termination of this Sublease.

        10. ASSIGNMENT AND SUBLETTING: Subtenant's rights to assign, transfer or hypothecate the leasehold estate under this Sublease, or any interest therein shall be governed vis-a-vis Master Landlord by Articles 19 and 49 of the Master Lease and vis-a-vis the Sublandlord by such Articles as incorporated into this Sublease.

               Sublandlord shall not agree to terminate the Master Lease or to amend the Master Lease to the detriment of Subtenant without Subtenant's prior written consent. Neither Sublandlord nor Subtenant shall commit any act or be responsible for any omission that breaches the Master Lease and in the event of any such breach, the breaching party shall be liable to the non-breaching party for all damages suffered by the non-breaching party as the result of such breach.

        11.    USE:

               A. Subtenant may use the Subleased Premises for the use specified in the Master Lease only and for no other purpose whatsoever.

               B. Subtenant shall not use, store, keep, handle, manufacture, transport, release, discharge, emit or dispose of any Hazardous Materials in, on, under, about, to or from the Subleased Premises. Subtenant shall indemnify, defend with counsel reasonably acceptable to Sublandlord and hold harmless Sublandlord and its agents, employees, directors, shareholders, contractors and representatives from and against all claims, actions, suits, proceedings, judgments, losses, costs, personal injuries, damages, liabilities, deficiencies, fines, penalties, damages, attorneys' fees, consultants' fees, investigations, detoxifications, remediations, removals, and expenses of every type and nature, arising from or relating in any manner to the use, storage, handling, manufacture, transportation, release, discharge, emission or disposal of Hazardous Materials on or about the Subleased Premises or Building during the Term of this Sublease by Subtenant or its agents, employees, contractors or invitees.

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               C.     Subtenant shall not do or permit anything to be done in or about the Subleased Premises which would (i) injure the Subleased Premises; or
(ii) vibrate, shake, overload, or impair the efficient operation of the Subleased Premises or the sprinkler systems, heating, ventilating or air conditioning equipment, or utilities systems located therein. Subtenant shall not store any materials, supplies, finished or unfinished products or articles of any nature outside of the Subleased Premises. Subtenant shall comply with all reasonable rules and regulations promulgated from time to time by Sublandlord and Master Landlord.

        12. EFFECT OF CONVEYANCE: As used in this Sublease, the term "Sublandlord" means the holder of the Tenant's interest under the Master Lease. In the event of any assignment or transfer of the Tenant's interest under the Master Lease, which assignment or transfer may occur at any time during the Term hereof in Sublandlord's sole discretion, Sublandlord shall be and hereby is entirely relieved of the future performance of all covenants and obligations of Sublandlord hereunder if such future performance is assumed by the transferee in a writing and a copy thereof is delivered to Subtenant. Sublandlord may transfer and deliver any security of Subtenant to the transferee of the Tenant's interest under the Master Lease, and thereupon Sublandlord shall be discharged from any further liability with respect thereto if such transferee assumes Sublandlord's obligations with regard to such security in a writing delivered to Subtenant.

        13. DELIVERY AND ACCEPTANCE: Sublandlord shall deliver the Subleased Premises in broom-clean condition. Subtenant has fully inspected the Subleased Premises and is satisfied with the condition thereof. By taking possession of the Subleased Premises, Subtenant conclusively shall be deemed to have accepted the Subleased Premises in its then-existing, "AS IS" condition, without any representation or warranty whatsoever from Sublandlord with respect thereto.

        14. IMPROVEMENTS: Subtenant shall not make any alterations or improvements to the Subleased Premises, except in accordance with the Master Lease, and with the prior written consent of both Master Landlord and Sublandlord. Subject to the consent of Master Landlord, and the review of Sublandlord, Subtenant shall, at its sole cost and expense, separately demise the Subleased Premises.

        15. RELEASE AND WAIVER OF SUBROGATION: Notwithstanding anything to the contrary in this Sublease, Sublandlord and Subtenant hereby release each other from any damage to property or loss of any kind which is caused by or results from any risk that normally would be insured against under any property insurance policy required to be carried by either party. This release shall be in effect only so long as the applicable insurance policy contains a clause to the effect that this release shall not affect the right of the insured to recover under the policy. Each party shall use its reasonable efforts to cause each property insurance policy obtained by it to provide that the insurer waives all right of recovery against the other party and its agents and employees in connection with any damage or injury covered by the policy, and each party shall notify the other party if it is unable to obtain a waiver of subrogation. Sublandlord shall not be liable to Subtenant, nor shall Subtenant be entitled to terminate this Sublease or to abate Rent for any reason, including, without limitation, (i) failure or interruption of any utility system or service or (ii) failure of Master Landlord to maintain the Subleased Premises as may be required

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under the Master Lease. The obligations of Sublandlord shall not constitute the personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders or other principals or representatives of the business entity.

        16. INSURANCE: Subtenant shall obtain and keep in full force and effect, at Subtenant's sole cost and expense, during the Term the insurance required to be carried by the "Tenant" under the Master Lease. Subtenant shall include Sublandlord and Master Landlord as an additional insured in any policy of insurance carried by Subtenant in connection with this Sublease and shall provide Sublandlord with certificates of insurance upon Sublandlord's request.

        17. DEFAULT: Subtenant shall be in material default of its obligations under this Sublease if any of the following events occur:

               A. Subtenant fails to pay any Rent within five (5) days after Subtenant's receipt of Sublandlord's written notice that such item of Rent is due; or

               B. Subtenant fails to perform any term, covenant or condition of this Sublease (except those requiring payment of Rent) and fails to cure such breach within ten (10) days after delivery of a written notice to Subtenant specifying the nature of the breach; provided, however, that if more than ten
(10) days are reasonably required to remedy the failure, then Subtenant shall not be in default if Subtenant commences the cure within the ten (10) day period and thereafter completes the cure within thirty (30) days after the date of the notice; or

               C. Subtenant makes a general assignment of its assets for the benefit of its creditors, including attachment of, execution on, or the appointment of a custodian or receiver with respect to a substantial part of Subtenant's property or any property essential to the conduct of its business; or

               D.     Subtenant abandons the Subleased Premises; or

               E. Subtenant commits any other act or omission which constitutes a default under the Master Lease, which has not been cured after delivery of any written notice required and passage of one-half (1/2) of any applicable grace period provided in the Master Lease as modified, if at all, by the provisions of this Sublease.

        18. REMEDIES: In the event of any default by Subtenant, Sublandlord shall have all remedies provided to the "Landlord" in the Master Lease as if an event of default had occurred thereunder and all other rights and remedies otherwise available at law and in equity. Sublandlord may resort to its remedies cumulatively or in the alternative.

        19. SURRENDER: On or before the Expiration Date or any sooner termination of this Sublease, Subtenant shall remove all of its trade fixtures, personal property and all alterations constructed by Subtenant in the Subleased Premises which are required to be removed under the terms of this Sublease and shall surrender the Subleased Premises to Sublandlord in (a) good condition, order and repair, reasonable wear and tear excepted and (b) free of Hazardous

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Materials used, stored, handled, manufactured, transported, released, discharged, emitted or disposed of by Subtenant or it agents, employees, contractors or invitees. Subtenant shall repair any damage to the Subleased Premises caused by Subtenant's removal of its personal property, furnishings and equipment. If the Subleased Premises are not so surrendered, then Subtenant shall be liable to Sublandlord for all costs incurred by Sublandlord as a result of such failure, plus interest thereon at the Interest Rate.

        20. BROKER: Sublandlord and Subtenant each represent to the other that they have dealt with no real estate brokers, finders, agents or salesmen in connection with this transaction other than MacMillan, Moore and Buchanan, Inc. representing Sublandlord and CPS, Inc. representing Subtenant. Subtenant shall pay 100% of the commission payable to MacMillan, Moore and Buchanan, Inc. (which party shall pay 50% of such commission to CPS, Inc.). Subtenant agrees to indemnify and hold Sublandlord harmless from and against all claims for brokerage commissions, finder's fees or other compensation made by any agent, broker, salesman or finder as a consequence of Subtenant's actions or dealings with such other agent, broker, salesman, or finder. Sublandlord agrees to indemnify and hold Subtenant harmless from and against all claims for brokerage commissions, finder's fees or other compensation made by any agent, broker, salesman or finder as a consequence of Sublandlord's actions or dealings with such other agent, broker, salesman, or finder.

        21. NOTICES: Unless at least five (5) days' prior written notice is given in the manner set forth in this Paragraph, the address of each party for all purposes connected with this Sublease shall be that address set forth below their signatures at the end of this Sublease. All notices, demands or communications in connection with this Sublease shall be properly addressed and delivered as follows: (a) personally delivered; or (b) submitted to an overnight courier service, charges prepaid; or (c) deposited in the mail (certified, return-receipt requested, and postage prepaid). Notices shall be deemed delivered upon receipt, if personally delivered, one (1) business day after being so submitted to an overnight courier service and three (3) business days after deposit in the United States mail, if mailed as set forth above. All notices given to Master Landlord under the Master Lease shall be considered received only when delivered in accordance with the Master Lease.

        22.    OTHER SUBLEASE TERMS:

               A. INCORPORATION BY REFERENCE. Except as set forth below and except as otherwise provided in this Sublease, the terms and conditions of this Sublease shall include all of the terms of the Master Lease and such terms are incorporated into this Sublease as if fully set forth herein, except that: (i) each reference in such incorporated sections to "Lease" shall be deemed a reference to this "Sublease"; (ii) each reference to the "Premises" shall be deemed a reference to the "Subleased Premises"; (iii) each reference to "Landlord" and "Tenant" shall be deemed a reference to "Sublandlord" and "Subtenant", respectively, except as otherwise expressly set forth herein; (iv) with respect to work, services, utilities, electricity, repairs (or damage caused by Master Landlord), restoration, insurance, indemnities, reimbursements, representations, warranties or the performance of any other obligation of Master Landlord under the Master Lease, whether or not incorporated herein, the sole obligation of Sublandlord shall be to request the same in writing from Master Landlord as and when requested to do so by

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Subtenant, and to use Sublandlord's reasonable efforts (not including the payment of money, the incurring of any liabilities, or the institution of legal proceedings) to obtain Master Landlord's performance; (v) with respect to any obligation of Subtenant to be performed under this Sublease, wherever the Master Lease grants to "Tenant" a specified number of days to perform its obligations under the Master Lease, except as otherwise provided herein, Subtenant shall have five (5) fewer days to perform the obligation, including, without limitation, curing any defaults provided, however, that in no event shall Subtenant have fewer than three (3) days to perform the obligation; (vi) with respect to any approval required to be obtained from the "Landlord" under the Master Lease, such approval must be obtained from both Master Landlord and Sublandlord, and Sublandlord's withholding of approval shall in all events be deemed reasonable if for any reason Master Landlord's approval is not obtained;
(vii) in any case where the "Landlord" reserves or is granted the right to manage, supervise, control, repair, alter, regulate the use of, enter or use the Premises or any areas beneath, above or adjacent thereto, such reservation or grant of right of entry shall be deemed to be for the benefit of both Master Landlord and Sublandlord; (viii) in any case where "Tenant" is to indemnify, release or waive claims against "Landlord", such indemnity, release or waiver shall be deemed to run from Subtenant to both Master Landlord and Sublandlord;
(ix) in any case where "Tenant" is to execute and deliver certain documents or notices to "Landlord", such obligation shall be deemed to run from Subtenant to both Master Landlord and Sublandlord; and (x) the following modifications shall be made to the Master Lease as incorporated herein:

        (a) the following provisions of the Master Lease are not incorporated herein: Basic Lease Information, Paragraphs 2A, 4A, 4F, 4G, 41, 43, 44 (second paragraph), 53, 54, 57, 58;

        (b) references to "Landlord" in the following provisions shall mean "Master Landlord" only (subject, however, to clauses (iv) through (ix) of the introductory language to this Paragraph 22.A): 24, 25, 27;

        (c) any right to abate rent provided to Subtenant through incorporation of the provisions of the Master Lease shall not exceed the rent actually abated under the Master Lease with respect to the Subleased Premises.

               B. ASSUMPTION OF OBLIGATIONS. This Sublease is and at all times shall be subject and subordinate to the Master Lease and the rights of Master Landlord thereunder. Subtenant hereby expressly assumes and agrees: (i) to comply with all provisions of the Master Lease which are assumed by Subtenant hereunder; and (ii) to perform all the obligations on the part of the "Tenant" to be performed under the terms of the Master Lease with respect to the Subleased Premises during the term of this Sublease. In the event the Master Lease is terminated for any reason whatsoever, this Sublease shall terminate simultaneously with such termination without any liability of Sublandlord to Subtenant. In the event of a conflict between the provisions of this Sublease and the Master Lease, as between Sublandlord and Subtenant, the provisions of this Sublease shall control.

        23. DIRECTORY SIGNAGE: Subtenant, at its sole cost, shall be included in the Building directories located in the building to the extent permitted by Master Landlord.

        24. RIGHT TO CONTEST: If Sublandlord does not have the right to contest any matter in the Master Lease due to expiration of any time limit that may be set forth therein or for any other reason, then notwithstanding any incorporation of any such provision from the Master Lease in this Sublease, Subtenant shall also not have the right to contest any such matter.

        25. COVENANT OF QUIET ENJOYMENT: Subtenant peacefully shall have, hold and enjoy the Subleased Premises, subject to the terms and conditions of this Sublease, provided that Subtenant pays all Rent imposed hereunder and otherwise performs all of Subtenant's covenants and agreements contained herein.

        26. CONDITIONS PRECEDENT: Notwithstanding anything to the contrary in this Sublease, this Sublease and Sublandlord's and Subtenant's obligations hereunder are conditioned upon Sublandlord's receipt of the written consent of Master Landlord to this Sublease in form and substance satisfactory to Sublandlord. If Sublandlord does not receive such consent within thirty (30) days after execution of this Sublease by Sublandlord, then Sublandlord or Subtenant may terminate this Sublease by giving written notice thereof, and upon such termination, Sublandlord shall return to Subtenant its payment of the first month's Base Rent paid by Subtenant pursuant to Paragraph 4 hereof and the Security Deposit.

        27. CHOICE OF LAW; SEVERABILITY: This Sublease shall in all respects be governed by and construed in accordance with the laws of the State of California. If any term of this Sublease is held to be invalid or unenforceable by any court of competent jurisdiction, then the remainder of this Sublease shall remain in full force and effect to the fullest extent possible under the law, and shall not be affected or impaired.

        28. AMENDMENT: This Sublease may not be amended except by the written agreement of all parties hereto.

        29. ATTORNEYS' FEES: If either party brings any action or legal proceeding with respect to this Sublease, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, experts' fees, and court costs. If either party becomes the subject of any bankruptcy or insolvency proceeding, then the other party shall be entitled to recover all reasonable attorneys' fees, experts' fees, and other costs incurred by that party in protecting its rights hereunder and in obtaining any other relief as a consequence of such proceeding.

        30. WAIVER: If either Sublandlord or Subtenant waives the performance of any term, covenant or condition contained in this Sublease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein, or constitute a course of dealing contrary to the expressed terms of this Sublease. The acceptance of Rent by Sublandlord shall not constitute a waiver of any preceding breach by Subtenant of any term, covenant or condition of this Sublease regardless of Sublandlord's knowledge of such preceding breach at the time Sublandlord accepted such Rent. Failure by Sublandlord to enforce any of the terms, covenants or conditions of the Sublease for any length of time shall not be deemed to waive or decrease the right of Sublandlord to insist thereafter upon strict performance by Subtenant. Waiver by Sublandlord of any term, covenant or condition contained in this Sublease may only be made by a written document signed by Sublandlord, based upon full knowledge of the circumstances.

        31. NO DRAFTING PRESUMPTION: The parties acknowledge that this Sublease has been agreed to by both the parties, that both Sublandlord and Subtenant have consulted with attorneys with respect to the terms of this Sublease and that no presumption shall be created against Sublandlord because Sublandlord drafted this Sublease. Except as otherwise specifically set forth in this Sublease, with respect to any consent, determination or estimation of Sublandlord required or allowed in this Sublease or requested of Sublandlord, Sublandlord's consent, determination or estimation shall be given or made solely by Sublandlord in Sublandlord's good faith opinion, whether or not objectively reasonable. If Sublandlord fails to respond to any request for its consent within the time period, if any, specified in this Sublease, Sublandlord shall be deemed to have disapproved such request.

        32. AUTHORITY TO EXECUTE: Subtenant and Sublandlord each represent and warrant to the other that each person executing this Sublease on behalf of each party is duly authorized to execute and deliver this Sublease on behalf of that party.

        33. COUNTERPARTS: This Sublease may be executed in one (1) or more counterparts each of which shall be deemed an original but all of which together shall constitute one (1) and the same instrument. Signature copies may be detached from the counterparts and attached to a single copy of this Sublease physically to form one (1) document.

        IN WITNESS WHEREOF, the parties have executed this Sublease as of the day and year first above written.

SUBLANDLORD:                            SUBTENANT:

BITLOCKER, INC.                         TRANSMETA CORPORATION


By:                                     By:
   --------------------------------         -------------------------------

Print Name:                             Print Name:
            -----------------------                 -----------------------

Title: President                        Title: President
       ----------------------------            ----------------------------

By:                                     By:
   --------------------------------         -------------------------------

Print Name:                             Print Name:
            -----------------------                 -----------------------

Title: Secretary                        Title: Secretary
       ----------------------------            ----------------------------

Address:                                Address:

June 30, 2000

Bitlocker, Incorporated
425 Sherman Avenue, Suite 210
Palo Alto, CA 94306

Re: CONSENT TO SUBLEASE TO TRANSMETA CORPORATION, A CALIFORNIA CORPORATION FOR A PERIOD OF TWELVE MONTHS, COMMENCING ON THE LATER OF (i) JULY 1, 2000 OR (ii) THE DATE POSSESSION OF THE SUBLEASED PREMISES IS TENDERED TO SUBLANDLORD BY MASTER LANDLORD AND TERMINATING 365 DAYS THEREAFTER.

Gentlemen:

This letter is written with regard to your proposed sublease of approximately 11,250 square feet of space (as shown on Exhibit A attached hereto) (the "Sublet Premises") of the 22,500 square feet of space leased by Tenant at 3930 Freedom Circle, Santa Clara, California, under Lease Agreement dated April 4, 2000 ("Master Lease"), by and between John Arrillaga Separate Property Trust and Richard T. Peery Separate Property Trust ("Master Landlord"), and BITLOCKER INCORPORATED, a California corporation ("Tenant"), which Tenant is proposing to sublease to TRANSMETA CORPORATION, a California corporation ("Subtenant") on the terms and conditions set forth in the proposed Sublease dated June 15, 2000, submitted by Tenant to Master Landlord on June 26, 2000 (the "Sublease").

Pursuant to Master Lease Paragraph 19 ("Assignment and Subletting") Master Landlord hereby approves Tenant's subleasing said space to Subtenant, under the Sublease, subject to the following terms and conditions:

1. MASTER LANDLORD IS NOT CONSENTING TO ANY EXPANSION OPTION AND/OR EXTENSION OF TERM OPTION SUBTENANT MAY HAVE IN SAID SUBLEASE. In the event any such option(s) exist in said Sublease and said Subtenant desires to exercise such option(s), Tenant will be required to obtain Landlord's consent to such option(s) (as though Tenant was requesting Landlord's consent to a new sublease) at the time exercised by Subtenant and the parties hereto understand and agree that Landlord may withhold its consent of either or both of said option(s) in its sole and absolute discretion.

2. Master Landlord's Consent shall in no way void or alter any of the terms of the Lease by and between Master Landlord and Tenant, nor shall this Consent alter or diminish in any way Tenant's obligations to Master Landlord.

3. Tenant shall not give Subtenant any rights or privileges in excess of those given Tenant under the terms of the Master Lease.

4. Subtenant shall not have a separate address from the address of the Premises. Therefore, Tenant shall provide Subtenant with internal mail delivery. Tenant and Subtenant shall share (the prorata shares to be determined in a separate agreement between Tenant and Subtenant) the existing signage allocated to Tenant for the Premises.

5. Master Landlord has not reviewed the terms of any agreement between Tenant and Subtenant, and in approving said Sublease, Master Landlord is in no way approving any term, covenant or condition therein contained, and said Sublease is subject and subordinate to all terms, covenants and conditions of the Master Lease. Master Landlord shall not be bound by any agreement other than the terms of the Master Lease between Master Landlord and Tenant. In the event of conflict in the terms, covenants and conditions between the Sublease and the Master Lease, the terms, covenants and conditions of the Master Lease shall prevail and take precedence over said Sublease. Master Landlord does not make any warranties or representations as to the condition of the Leased Premises or the terms of the Lease between Master Landlord and Tenant. THIS CONSENT TO SUBLEASE SHALL IN NO EVENT BE CONSTRUED AS CONSENT TO ANY FUTURE SUBLEASE AGREEMENT (INCLUDING ANY EXTENSIONS AND/OR AMENDMENTS TO THE CURRENT SUBLEASE) BETWEEN TENANT AND SUBTENANT, or any other party; and any future sublease agreement (including any extensions and/or amendments to the current Sublease) between Tenant and Subtenant, or any other party shall require the prior written consent of Master Landlord. Under no circumstances will Master Landlord consent to a sub-sublease or assignment under the Sublease.

6. A. It is agreed by all parties hereto that in the event the Master Lease is rejected by Tenant under a Chapter 11 or 7 proceeding and/or Master Landlord terminates the Master Lease, pursuant to any right therein contained, said Sublease shall automatically terminate simultaneously with the Master Lease. Notwithstanding anything to the contrary set forth above, Master Landlord, at Master Landlord's sole option and election, may choose to allow Subtenant to remain in possession of the Sublet Premises leased under said Sublease subject to all terms, covenants and conditions of said Master Lease by giving Subtenant written notice prior to the effective date of termination of said Master Lease, of Master Landlord's election to allow Subtenant to remain in possession of the Sublet Premises in which event Subtenant shall be entitled and obligated to remain in possession of the Sublet Premises under the terms of said Sublease, subject to all terms, covenants and conditions of the Master Lease, including, without limitation to, payment of Basic Rent at the greater of: (i) the rate provided for in the Master Lease, or (ii) the rate provided for in the Sublease. Such election by Master Landlord shall not operate as a waiver of any claims Master Landlord may have against Tenant. Following such written notice by Master Landlord Subtenant shall then, as of the effective date of said termination of said Master Lease, be liable to and shall attorn in writing directly to Master Landlord as though said Sublease were executed directly between Master Landlord and Subtenant; provided, however, it is specifically agreed between the parties hereto, that whether Master Landlord elects to allow

        Subtenant to remain in possession of the Sublet Premises under the terms of the Sublease, subject to the Master Lease, or allow said Sublease to automatically terminate simultaneously with the Master Lease, Master Landlord shall not, in any event, nor under any circumstances be responsible or liable to Subtenant for (i) the return of any security deposit paid by Subtenant to Tenant, nor shall Subtenant be given credit for any prepaid rental or other monetary consideration paid by Subtenant to Tenant under said Sublease; (ii) any other claim or damage of any kind or nature whatsoever by reason of or in connection with Master Landlord's termination of said Master Lease and/or Sublease; and (iii) any default of Tenant under the Sublease.

        B. In the event Master Landlord has terminated the Master Lease, and has not elected, in writing prior to the effective date of termination of said Master Lease, to allow Subtenant to remain in the Sublet Premises as set forth above, said Sublease shall terminate co-terminously with the effective termination of the Master Lease automatically, without notice, and Subtenant and/or Tenant, jointly and severally, shall surrender the Sublet Premises to Master Landlord in good condition and repair as of the effective termination of the Master Lease, with Master Landlord having no obligation or liability whatsoever to Subtenant by reason of or in connection with such early termination of the Master Lease. In the event Subtenant and/or Tenant fails to timely surrender the Sublet Premises to Master Landlord in good condition and repair as of the date the Master Lease terminates, Subtenant and/or Tenant, jointly and severally, shall be liable to Master Landlord in such event for all damages, costs, claims, losses, liabilities, fees or expenses sustained by Master Landlord, including, but not limited to, loss of rental income, attorney's fees and court costs resulting from or in connection with Subtenant's failure to timely vacate the Sublet Premises and surrender the Sublet Premises to Master Landlord as of the effective termination date of said Master Lease.

        C. As a condition to Landlord's consent to the Sublease, by execution of this Consent to Sublease, Subtenant hereby agrees to be bound by the following provision in relation to both Tenant and Master Landlord:

             If Master Landlord and Tenant jointly and voluntarily elect, for any reason whatsoever, to terminate the Master Lease prior to the scheduled Master Lease Termination Date, then this Sublease (if then still in effect) shall terminate concurrently with the termination of the Master Lease. Subtenant expressly acknowledges and agrees that (1) the voluntary termination of the Master Lease by Master Landlord and Tenant and the resulting termination of this Sublease shall not give Subtenant any right or power to make any legal or equitable claim against Master Landlord or Tenant, including without limitation any claim for interference with contract or interference with prospective economic advantage, and
             (2) Subtenant hereby waives any and all rights it may have under law or at equity to challenge such an early termination of the Sublease, and unconditionally releases and relieves Master Landlord and Tenant, and their officers, directors, employees and agents, from any and all claims, demands, and/or causes of action whatsoever

             (collectively, "Claims"), whether such matters are known or unknown, latent or apparent, suspected or unsuspected, foreseeable or unforeseeable, which Subtenant may have arising out of or in connection with any such early termination of this Sublease. Subtenant knowingly and intentionally waives any and all protection which is or may be given by Section 1542 of the California Civil Code which provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor."

             The term of this Sublease is therefore subject to early termination. Subtenant's initials here below evidence (a) Subtenant's consideration of and agreement to this early termination provision, (b) Subtenant's acknowledgment that, in determining the net benefits to be derived by Subtenant under the terms of this Sublease, Subtenant has anticipated the potential for early termination, and (c) Subtenant's agreement to the general waiver and release of Claims above.

               Initials: /s/ RS                 Initials: /s/ EAK
                        -----------                      ----------
                        Subtenant                        Tenant

7. In consideration of Master Landlord's consent to the Sublease, Tenant irrevocably assigns to Master Landlord, as security for Tenant's obligations under this Lease, all rent and income payable to Tenant under the Sublease. Therefore Master Landlord may collect all rent due under the Sublease and apply it towards Tenant's obligations under the Master Lease. Tenant and Subtenant agree to pay same to Master Landlord upon demand without further consent of Tenant and Subtenant required; provided, however, that until the occurrence of a default by Tenant under the Master Lease, Tenant shall have the right to collect such rent. Tenant hereby irrevocably authorizes and directs Subtenant, upon receipt of a written notice from Master Landlord stating that a default exists in the performance of Tenant's obligations under the Master Lease, to pay to Master Landlord the rents due and to become due under the Sublease. Tenant agrees that Subtenant shall have the right to rely on any such statement and request from Master Landlord, and that Subtenant shall pay such rents to Master Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice or claim from Tenant to the contrary. Tenant shall have no right or claim against Subtenant or Master Landlord for any such rents so paid by Subtenant to Master Landlord. It is further agreed between the parties hereto that neither Tenant's assignment of such rent and income, nor Master Landlord's acceptance of any payment of rental or other sum due by Subtenant to Tenant under said sublease, whether payable directly to Master Landlord or endorsed to Master Landlord by Tenant, shall in any way nor in any event be construed as creating a direct contractual relationship between Master Landlord and Subtenant, unless the Parties expressly so agree in writing and such acceptance shall be deemed to be an accommodation by Master Landlord to, and for the convenience of, Tenant and Subtenant. Any direct contractual agreement between Master Landlord and Subtenant must be in writing.

8. Pursuant to the provisions of Paragraph 19 entitled "Assignment and Subletting" of the Master Lease, Master Landlord hereby requires Tenant to pay to Master Landlord, as Additional Rent, all rents and/or additional consideration received by Tenant from said Sublease in excess of the Basic Rent payable to Master Landlord in said Lease (hereinafter referred to as "Excess Rent"). Tenant and Subtenant acknowledge that any Excess Rent is owed to Master Landlord and Tenant hereby agrees to pay any Excess Rent to Master Landlord as due under said Sublease. Tenant and Subtenant represent and warrant to Master Landlord that: (1) the information to be completed and provided by Tenant and Subtenant on the attached Exhibit B "Summary of Amounts/Consideration to be Paid by Subtenant" accurately represents amounts to be paid by Subtenant under said Sublease; (2) no additional consideration is due Tenant under said Sublease, other than the additional consideration (if any) identified on Exhibit B; and (3) no changes in the terms and/or conditions of said Sublease shall be made without Master Landlord's prior written approval.

9. This Consent is conditional upon Master Landlord's receipt of Master Landlord's reasonable costs and attorney's fees, to which Master Landlord is entitled under Paragraph 19 of the Master Lease. Tenant shall pay such fees and costs to Landlord, pursuant to the invoice provided to Tenant by Landlord with this Consent, upon execution of this Consent by Tenant and Subtenant.

10. This Consent to Sublease shall only be considered effective, and Master Landlord's consent to the Sublease given, when (i) Landlord receives payment from Tenant of Landlord's costs, and (ii) this Letter Agreement is executed by Master Landlord, Tenant, and Subtenant, and Guarantors (if any) under the Master Lease.

Please execute this letter in the space provided below, obtain the signature of Subtenant, and return all copies to our office no later than July 14, 2000. IN THE EVENT TENANT FAILS TO RETURN THE FULLY EXECUTED DOCUMENTS, WITH THE FULL PAYMENT OF $1,000.00 PURSUANT TO THE INVOICE ATTACHED HERETO, TO LANDLORD BY JULY 14, 2000, THIS CONSENT SHALL BE AUTOMATICALLY RESCINDED, IN WHICH EVENT, TENANT SHALL BE REQUIRED TO RESUBMIT ITS REQUEST IN THE EVENT TENANT DESIRES TO GO FORWARD WITH SAID SUBLEASE. A fully executed copy will be returned to you after execution by the Master Landlord.

                                       Very truly yours,

                                       PEERY/ARRILLAGA

                                       By /s/ JOHN ARRILLAGA
                                         ------------------------------------
                                         John Arrillaga

(SIGNATURES CONTINUED ON FOLLOWING PAGE)

THE UNDERSIGNED Tenant and Subtenant do hereby jointly and severally agree to the terms and conditions of this Consent to Sublease.

TENANT:                                SUBTENANT:

BITLOCKER, INCORPORATED                TRANSMETA CORPORATION
a California corporation               a California corporation


By /s/ E. KRUGLER                      By /s/ R. STILLER
  ------------------------------         ------------------------------

Print Name     Eric Krugler            Print Name   Richard Stiller
          ----------------------                 ----------------------

Title   CEO                            Title    VP
     ---------------------------            ---------------------------